UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 2, 2003


                                 MEDIA 100 INC.
                                 --------------
               (Exact name of Registrant as specified in charter)

          DELAWARE                   0-14779            04-2532613
          --------                   -------            ----------
        (State or other        (Commission File      (I.R.S. Employer
         jurisdiction)            Number)         Identification No.)


             450 DONALD LYNCH BOULEVARD, MARLBOROUGH, MA 01752-4748
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 460-1600
                                 --------------
                          Registrant's Telephone number
                               including area code


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

Exhibit Number                              Title
--------------                              -----

    99.1 Press release issued by Media 100 Inc. on October 2, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.


ITEM 9.  REGULATION FD DISCLOSURE

On October 2, 2003, Media 100 Inc. issued a press release announcing third quarter 2003 results. The full text of that press release is attached as Exhibit
99.1 hereto.

Pursuant to the Commission's announcement dated March 27, 2003 this statement is being supplied under Item 9, but relates to disclosure being supplied pursuant to Item 12 (Results of Operations and Financial Condition).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDIA 100 INC.


                                        By:   /s/ Steven D. Shea
                                              ------------------
Date:  October 2, 2003                           Steven D. Shea
                                        Chief Financial Officer and Treasurer
                                       (Chief Financial Officer)

                                  EXHIBIT INDEX


Exhibit Number    Title
--------------    -----

    99.1 Press release issued by Media 100 Inc. on October 2, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

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